UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 16, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 16, 2012, Sun Communities, Inc. (the “Company”) through its subsidiaries (i) acquired three recreational vehicle communities, personal property and other associated intangibles from Blue Berry Hill RV LLC, Blue Berry Hill RV SPE LLC, Grand Lake RV and Golf Resort LLC and Three Lakes RV Park, LLC (collectively, the “Sellers”), (ii) acquired substantially all of the assets of Morgan RV Park Management, LLC and Ideal Cottage Sales LLC, which are management companies affiliated with the Sellers, and (iii) entered into customary non-competition agreements with the principals of the Sellers, for an aggregate purchase price of $25.0 million, which was paid in cash.

On February 20, 2012, the Company issued a press release announcing the closing of the acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the purchase agreements that are attached hereto as Exhibits 2.1 through 2.6 and the non-compete agreement that is attached hereto as Exhibit 10., all of which are incorporated by reference herein. The schedules and exhibits to the purchase agreements that are attached hereto as Exhibits 2.1 through 2.6  have not been filed with such Exhibits because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the relevant document. Each such document contains a list briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
2.1	Master BGT Real Estate Purchase Agreement dated November 9, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.2	Agreement of Sale dated November 16, 2011 among Sun Communities Operating Limited Partnership, Blue Berry Hill RV LLC and Blue Berry Hill RV SPE LLC
2.3	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Grand Lake RV and Golf Resort LLC
2.4	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Three Lakes RV Park, LLC
2.5
First Asset Purchase Agreement entered into on February 16, 2012 but effective as of January 1, 2012, among Grand Lake RV and Golf Resort LLC, Three Lakes RV Park, LLC, Blue Berry Hill RV LLC, Sun Blueberry Hill LLC, Sun Grand Lake LLC, and Sun Three Lakes LLC

2.6
Second Asset Purchase Agreement entered into on February 16, 2012 but effective as of January 1, 2012, among Morgan RV Park Management, LLC, Ideal Cottage Sales LLC, Robert C. Morgan, Robert Moser and Sun Home Services, Inc.

10.1	BGT Non-Compete Agreement dated February 16, 2012 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
99.1	Press Release, dated February 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: February 21, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

(d) Exhibits:
Exhibit No.	Description
2.1	Master BGT Real Estate Purchase Agreement dated November 9, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.2	Agreement of Sale dated November 16, 2011 among Sun Communities Operating Limited Partnership, Blue Berry Hill RV LLC and Blue Berry Hill RV SPE LLC
2.3	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Grand Lake RV and Golf Resort LLC
2.4	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Three Lakes RV Park, LLC
2.5
First Asset Purchase Agreement entered into on February 16, 2012 but effective as of January 1, 2012, among Grand Lake RV and Golf Resort LLC, Three Lakes RV Park, LLC, Blue Berry Hill RV LLC, Sun Blueberry Hill LLC, Sun Grand Lake LLC, and Sun Three Lakes LLC

2.6
Second Asset Purchase Agreement entered into on February 16, 2012 but effective as of January 1, 2012, among Morgan RV Park Management, LLC, Ideal Cottage Sales LLC, Robert C. Morgan, Robert Moser and Sun Home Services, Inc.

10.1	BGT Non-Compete Agreement dated February 16, 2012 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
99.1	Press Release, dated February 20, 2012